UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 20, 2025

SPLASH BEVERAGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-40471	34-1720075
(Commission File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd, Suite 221 Fort Lauderdale, Florida 33316
(Address of Principal Executive Offices)

(954) 745-5815
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBEV	NYSE American LLC
Warrants to purchase shares of common stock	SBEV-WT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2025, the Board of Directors of Splash Beverage Group, Inc. (the “Company”) appointed Mr. William “Bill” Devereux to serve as Chief Financial Officer of the Company, effective as of the same date.

William Devereux is a strategic finance executive with over 20 years of experience in corporate finance, investment management, and investor relations. He has successfully led multi-million-dollar growth initiatives, secured institutional funding, and optimized financial operations across high-growth consumer and technology sectors.

Before joining Splash Beverage Group, William was CFO at Hembal Labs and Akin AI, where he secured enterprise contracts, sourced a merger offer, and positioned companies for significant investment. Earlier, he was a Partner at Daruma Capital, where he played a key leadership role in managing a $2B portfolio. He also advised on M&A and regulatory matters at Dames Point Partners and held leadership roles in investment strategy and corporate governance. An expert in corporate finance, capital allocation, and M&A strategy, William holds an MBA from the University of North Carolina at Chapel Hill and a BS in Finance from the University of Florida.

There is no family relationship between Mr. Devereux and any director or executive officer of the Company. There are no transactions between Mr. Devereux and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

There is no arrangement or understanding between Mr. Devereux and any other persons, pursuant to which she was selected as Chief Financial Officer. Mr. Devereux has not engaged in any transaction, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. There are no family relationships between Mr. Devereux and any director or executive officer of the Company.

Simultaneously, the Board of Directors of the Company appointed Mr. Thomas Fore to serve as a Director of the Company, effective March 20, 2025.

Thomas Butler Fore is a Boston-based entrepreneur with more than 30 years of experience in structured finance. Thomas has developed an expertise in M&A, corporate strategy, corporate finance, reorganizations, and dispute resolution. He has served as a key strategist for numerous challenged microcap and small cap public companies, as well as numerous private company capitalizations and reorganizations. Thomas also has managed numerous restructurings, dispute resolutions, and workouts for top law firms, private equity clients, and fund managers. As an example, he structured and capitalized the purchase and rebranding of Gray and Company in 2017. Gray and Company was a troubled minority owned “fund to fund” advisory with more than $3B AUM. Additionally, since 2007, Thomas has served as the chief visionary and CEO of Sora Companies, a boutique real estate development firm. As the lead executive for Sora, Thomas led the award-winning Rowan Boulevard Project in Glassboro, New Jersey. This $300MM mixed-use project remains a national model for public-private partnership. As an advisor and strategist,

Thomas currently leads the real estate investment strategy for Epogee Capital Management, a Boston-based Registered Investment Advisory, and for Wise Capital, an international investment fund with more than $500MM AUM. Previously, he served as the CEO of TideRock Media from 2011 to 2024. TideRock has produced more than 15 feature films for the Sundance Labs Program and has worked with top Hollywood talent including: Elizabeth Banks, Richard Gere, Common, Danny Glover, and Christopher Columbus. TideRock co-founded the Sundance Investor’s Catalyst Lab in 2013 in order to provide education and resources to film investors. Thomas is a board member of My Pebble Inc., a private technology company which is involved in the effort to help companies become carbon neutral, and is a graduate of Towson University (1991) and has retired from the Baltimore City Police Department as a Detective Agent in 2000.

There is no family relationship between Mr. Fore and any director or executive officer of the Company. There are no transactions between Mr. Fore and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

There is no arrangement or understanding between Mr. Fore and any other persons, pursuant to which he was selected as a Director. Mr. Fore. has not engaged in any transaction, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. There are no family relationships between Mr. Fore and any other director or executive officer of the Company.

Additionally, on March 27, 2025, Mr. Fore was appointed by the Board of Directors to the Audit Committee.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

The Board of Directors of the Company approved a reverse stock split of the Company’s authorized and issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”) at a ratio of 1-for-40 (the “Reverse Stock Split”). The Company filed a Certificate of Change (the “Certificate of Change”) pursuant to Nevada Revised Statutes Section 78.209 with the Secretary of State of the State of Nevada on March 26, 2025, to be effective March 27, 2025 .

In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change to 84862C302.

Pursuant to the laws of the State of Nevada, the Company’s state of incorporation, the Company’s Board of Directors has the authority to effect a reverse stock split without stockholder approval if the number of authorized shares of Common Stock and the number of outstanding shares of Common Stock are proportionally reduced.

Split Adjustment; Treatment of Fractional Shares

As a result of the Reverse Stock Split, on the Effective Date, the number of shares of the Company’s authorized Common Stock will be reduced from 300,000,000 shares to 7,500,000 shares and each forty (40) shares of Common Stock outstanding will automatically combine into one (1) new share of Common Stock without any action on the part of the holders, and the number of outstanding shares Common Stock will be reduced from 75,692,712 shares to approximately 1,892,318 shares (subject to rounding of fractional shares).

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares of the Company’s Common Stock not evenly divisible by 40 will, in lieu of a fractional share, automatically be entitled to receive an additional fractional share of the Company’s Common Stock to round up to the next whole number. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split.

Capitalization; Adjustment of Outstanding Securities

The Reverse Stock Split has no effect on the par value of the Company’s Common Stock or authorized or outstanding shares of preferred stock, and did not modify any voting rights or other terms of the Common Stock or preferred stock. Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.

Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts. Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent and registrar, Equiniti Trust Company. Equiniti Trust Company will issue a new stock certificate reflecting the Reverse Stock Split to each requesting stockholder.

NYSE American Compliance

The Reverse Stock Split is being effected for the primary purpose of meeting the per share price requirements for our Common Stock in order to maintain the listing of our Common Stock on the NYSE American.

Certificate of Change

The above description of the Certificate of Change and the Reverse Stock Split is a summary of the material terms thereof and is qualified in its entirety by reference to the Certificate of Change, a copy of which is attached hereto as Exhibit 3.1, as filed with the Secretary of State of the State of Nevada on March 26, 2025 (effective as of March 27, 2025).

STATE OF NEVADA

FRANCISCO V. AGUILAR
Secretary of State

RUBEN J. RODRIGUEZ
Deputy Secretary for Southern Nevada

2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2452

OFFICE OF THE
SECRETARY OF STATE

GABRIEL DI CHIARA
Chief Deputy Secretary of State

DEANNA L. REYNOLDS
Deputy Secretary for Commercial Recordings

401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7141

Business Entity - Filing Acknowledgement

03/26/2025

Work Order Item Number:	W2025032602101-4338556
Filing Number:	20254768585
Filing Type:	Certificate Pursuant to NRS 78.209
Filing Date/Time:	3/26/2025 10:55:00 AM
Filing Page(s):	2

Indexed Entity Information:

Entity ID: E18761242021-3

Entity Name: Splash Beverage Group, Inc.

Entity Status: Active

Expiration Date: None

Commercial Registered Agent
PARACORP INCORPORATED*
318 N CARSON ST #208, Carson City, NV 89701, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FRANCISCO V. AGUILAR
Secretary of State

Page 1 of 1
Commercial Recording

2250 Las Vegas Blvd North, North Las Vegas, NV 89030 | 401 N. Carson Street, Carson City, NV 89701 | 1 State of Nevada Way, Las Vegas, NV 89119

Filed in the Office of	Business Number E18761242021-3
FVAguilar	Filing Number 20254768585
Secretary of State State Of Nevada	Filed On 3/26/2025 10:55:00 AM
	Number of Pages 1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.
3. Indicate the number of authorized shares and par value, if any of each class or series after the change.
4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.
5. Indicate provisions, if any, regarding fractional shares that are affected by the change.
6. NRS required statement.
7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.
8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: Splash Beverage Group, Inc. Entity or Nevada Business Identification Number (NVID): NV20212273382
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 300,000,000 shares of common stock, par value $0.001 5,000,000 shares of preferred stock, par value $0.001
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: 7,500,000 shares of common stock, par value $0.001 5,000,000 shares of preferred stock, par value $0.001
4. Issuance:	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: One (1) share of common stock will be issued in exchange for every forty (40) common stock shares issued and outstanding.
5. Provisions:	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: All fractional shares of common stock that would otherwise result from the change will be rounded up to the nearest whole share.
6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (Optional)	Date: 03/27/2025 Time: 12:01 A.M. EST (must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	**X** [signature] Signature of Officer — Title: CEO — Date: 03/20/2025

This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.

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Revised: 8/1/2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPLASH BEVERAGE GROUP, INC.

Dated: April 2, 2025	By:	/s/ Robert Nistico
	Name:	Robert Nistico
	Title:	Chief Executive Officer